Exhibit 10.11

FOURTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of December 19, 2018, by and among PACIFIC WESTERN BANK (“Bank”) and DRAFTKINGS INC., CROWN GAMING INC., and CROWN DFS INC. (individually, each a “Borrower” and collectively, “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 21, 2016 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                   Bank hereby waives any and all of Borrowers’ violations of the Primary Depository covenant, as more particularly described in Section 6.6 of the Agreement, occurring on or before October 31, 2018 for maintaining Total Operating Cash outside Bank in excess of the Applicable Outside Bank Balance.

2.       The following defined term in Exhibit A of the Agreement is hereby amended and restated, as follows:

“Non-Formula Revolving Maturity Date” means March 27, 2019.

3.       Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

4.       Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.       This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

6.       As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)    this Amendment, duly executed by each Borrower;

(b)    all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any Borrower’s accounts; and

(c)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

DRAFTKINGS INC.

By: /s/ Jason Robins
Name: Jason Robins Title: CEO
CROWN GAMING INC.

By: /s/ Tim Dent
Name: Tim Dent Title: CFO
CROWN DFS INC.

By: /s/ Tim Dent
Name: Tim Dent Title: CFO

PACIFIC WESTERN BANK

By: /s/ Joel Marquis
Name: Joel Marquis Title: VP

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]